UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 24, 2005

Portfolio Recovery Associates, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50058	75-3078675
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

120 Corporate Boulevard, Norfolk, Virginia		23502
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	888-772-7326

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 24, 2005, Peter Cohen resigned from his position on the Board of Directors of Portfolio Recovery Associates, Inc. (the "Company"). A copy of the press release announcing Mr. Cohen's resignation is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

On October 26, 2005, the Board of Directors, upon the recommendation of the Compensation Committee of the Board of Directors, adopted a resolution to accelerate the time of vesting of 2,000 outstanding and unvested stock options and 200 restricted shares of the Company’s common stock which had been awarded to Mr. Cohen, as additional compensation for his service on the Board. These options and shares would have otherwise vested in November 2005 and January 2006 but instead, the shares became fully vested as of October 26, 2005. As a former Board member, Mr. Cohen is not eligible to receive any additional stock options or restricted shares and has a limited amount of time to exercise his vested stock options.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 24, 2005, the Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee of the Board of Directors, appointed Penelope W. Kyle to the Board of Directors as an independent director, effective October 24, 2005. Ms. Kyle will replace Peter Cohen on the Board of Directors and she has been appointed to serve on the Nominating and Corporate Governance Committee and the Compensation Committee of the Board of Directors. A copy of the press release announcing Ms. Kyle’s appointment and Mr. Cohen's resignation is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The Board of Directors also approved the issuance of 2,000 restricted shares of the Company's common stock to Ms. Kyle, in accordance with the Portfolio Recovery Associates, Inc. Amended and Restated 2002 Stock Option Plan and 2004 Restricted Stock Plan. Further, as a member of the Board of Directors, Ms. Kyle is entitled to receive a retainer fee of $7,500 per quarter and will be reimbursed for travel expenses related to her attendance at meetings, according to the existing compensation policy for directors.

In addition, on October 25, 2005, the Company announced the promotion of Kevin P. Stevenson from Chief Financial Officer to Chief Financial and Administrative Officer. Mr. Stevenson’s compensation was not affected by the promotion. A copy of the press release announcing Mr. Stevenson’s promotion is attached to this current report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements:
None
(b) Pro forma financial information:
None
(c) Exhibits

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portfolio Recovery Associates, Inc.

October 27, 2005	By:	/s/ Steven D. Fredrickson

Name: Steven D. Fredrickson
Title: President/CEO

Portfolio Recovery Associates, Inc.

October 27, 2005	By:	/s/ Kevin P. Stevenson

Name: Kevin P. Stevenson
Title: EVP/CFO

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Exhibit Index

Exhibit No.	Description

99.1	Press release from Portfolio Recovery Associates, Inc. dated October 25, 2005, entitled "Portfolio Recovery Associates Names Penelope W. Kyle to Board of Directors".
99.2	Press Release from Portfolio Recovery Associates, Inc. dated October 25, 2005, entitled "Portfolio Recovery Associates Names Kevin Stevenson Chief Administrative Officer".